                        EXCHANGE AGREEMENT



           This Exchange Agreement is made as of May 31, 1994, by and between PCT HOLDINGS, INC., a Washington corporation (the "Company"), and each of the persons or entities whose signatures appear below (collectively, the "Shareholders" and individually the "Shareholder").

                             RECITALS
                             --------

           WHEREAS, the Shareholders wish to exchange shares of common stock, no par value (the "PCT Common Stock"), of Pacific Coast Technologies, Inc. ("PCT") and/or warrants to purchase PCT Common Stock (the "PCT Warrants") for shares of common stock, no par value, of the Company (the "Company Common Stock") and/or warrants to purchase Company Common Stock (the transaction is referred to as the "PCT Share Exchange"); and

           WHEREAS, the Company believes that the PCT Share Exchange is in the best interests of the Company;

           NOW, THEREFORE, in consideration of the covenants contained in this Agreement, the parties agree as follows:

           1.   Share Exchange.

                (a) Each of the Shareholders hereby (i) transfers and assigns to the Company his or her rights and title to the number of shares of PCT Common Stock indicated opposite his or her name on Schedule A hereto; and (ii) agrees to execute and deliver to the Company any and all documents deemed by the Company to be necessary to effectuate such transfer and assignment. The Company hereby agrees to deliver to each of the Shareholders a stock certificate in the name of such Shareholder evidencing his or her ownership of the number of shares of Company Common Stock indicated opposite his or her name on Schedule A as soon as practical after the Company receives from such Shareholder any and all documents deemed by the Company to be necessary to effectuate such transfer and assignment.

                (b) In the event that a Shareholder also holds PCT Warrants as indicated on Schedule A, such Shareholder hereby transfers and assigns to the Company all of his or her rights and title to such PCT Warrants. The Company hereby agrees to grant to each such Shareholder warrants to purchase an equal number of shares of PCT Common Stock (the "Company Warrants"), as indicated in Schedule A. The Company Warrants shall have the same conditions and terms as those of the PCT Warrants.

           2. Representations and Warranties of Shareholders. Each Shareholder represents and warrants that:

                (a) Agreement. Shareholder has the legal capacity to enter into this Agreement. This Agreement has been duly executed and delivered by Shareholder and constitutes his or her legal and binding obligation enforceable in accordance with its terms. No authorization, consent or approval of any third party is necessary for the execution of this Agreement by Shareholder, the consummation of the transactions contemplated hereby, or the performance of his or her obligations hereunder.

                (b) Title to the Shares of PCT Common Stock. With respect to the shares of PCT Common Stock and/or PCT Warrants owned by such Shareholder, as indicated on Schedule A, at the time of transfer and assignment by such Shareholder to the Company of such shares of PCT Common Stock and/or PCT Warrants, Shareholder has good title to such shares of PCT Common Stock and/or PCT Warrants, free and clear of all pledges, security interests, liens, charges, encumbrances, equities, claims, options or limitations of any nature.

                (c) No Registration. Shareholder acknowledges that neither the Company Common Stock nor the Company Warrants to be issued pursuant to this Agreement have been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. Shareholder recognizes that he or she must bear the economic risk of his or her investment for an indefinite period of time because the securities cannot be sold, transferred or assigned except in compliance with the registration provisions of the Act and applicable state securities laws, or with an opinion of counsel satisfactory to the Company that registration under the Act and applicable securities laws is not required if disposition is made without such registration.

                (d) Investment Intent. Shareholder is the sole party in interest as to the ownership of the Company Common Stock and/or the Company Warrants being purchased by him or her, and Shareholder is acquiring the Company Common Stock and/or Company Warrants solely for investment for his or her own account, without a view to sale or distribution. Shareholder has no present agreements, understandings or arrangements to sell, assign, transfer or otherwise dispose of all or any part of the shares to any other person.

                (e) Legend. Shareholder consents to the placement of a legend on the certificates for the Company Common Stock received by him or her, indicating his or her investment intent and the restrictions on transfer of the Company Common Stock, and also to the placement of a "stop transfer" order on the transfer books of the Company until the Company Common Stock may be legally resold or distributed.

                (f) No Public Market. Shareholder understands that the Company is not subject to, and may never be subject to, the periodic reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act"); that there is no public market for the Company Common Stock or the Company Warrants and there may never be a public market; and that, as a result, Shareholder may not be able to rely on Rule 144 promulgated under the Exchange Act for the resale of the Company Common Stock or Company Warrants. Shareholder acknowledges that the Company has no obligation to register the Company Common Stock or the Company Warrants with the Securities and Exchange Commission.

                (g) Due Diligence; Suitability. Shareholder has had the opportunity to inspect to his or her satisfaction the books and records of the Company, and to ask questions of and receive answers from the Company concerning the exchange of his or her PCT Common Stock and/or PCT Warrants for Company Common Stock and/or Company Warrants. Shareholder has been furnished with all information that he or she deems necessary to evaluate the merits and risks of an investment in the Company. Shareholder has read and fully understands the Offering Memorandum dated May 20, 1994, describing the Company and the Share Exchange and the Cashmere Acquisition, and Shareholder believes that the transactions described therein represent a suitable investment. Shareholder has truthfully and accurately completed Schedule B attached to this Agreement.

                (h) Risk Factors. Shareholder understands that an investment in the Company may involve a high degree of risk, and that he or she is capable of evaluating the merits and risks of his or her investment in the Company. Shareholder is prepared to bear the economic risk of his or her investment for an indefinite period of time and is able to withstand a total loss of his or her investment. Shareholder understands that neither the Company nor PCT has a history of being profitable, and there can be no assurance that either the Company or PCT will become profitable in the future. Shareholder understands that future operating results will depend on many factors, including the Company's ability to obtain additional financing. Shareholder understands that there can be no assurance that the Company will be able to obtain additional financing that is currently required to fund operations of the Company or PCT and to pay outstanding debts of PCT.

           3.   Representations, Warranties and Agreements of the
Company.  The Company represents, warrants and agrees that:

                (a) Organization and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington, and has all requisite power and authority to own, lease and operate its properties and carry on its business as it is now being conducted.

                (b) Capitalization. The authorized capital stock of the Company consists of 25,000,000 shares of common stock, no par value, none of which are issued and outstanding, except for those issued or to be issued pursuant to the PCT Share Exchange, or pursuant to a Stock Purchase Agreement with the shareholders of Cashmere Manufacturing Co., Inc., a Washington corporation ("Cashmere Acquisition"); and 5,000,000 shares of preferred stock, no par value, none of which is issued and outstanding or will be issued in the PCT Share Exchange or the Cashmere Acquisition. Schedule A sets forth (i) the name of each shareholder of PCT; (ii) the number of shares of PCT Common Stock and the number of PCT Warrants which are to be transferred and assigned to the Company by each Shareholder; and (iii) the number of shares of Company Common Stock and Company Warrants which will be issued by the Company to Shareholders in the PCT Share Exchange. Schedule A also sets forth the number of options to purchase PCT Common Stock which are outstanding and which will be cancelled and the number of options to purchase Company Common Stock which will be issued in the PCT Share Exchange, subject to approval by the shareholders and the Board of Directors of the Company of a stock incentive plan. Other than this Agreement, the Cashmere Acquisition, and as set forth on Schedule A, there are no options, warrants, calls, subscriptions, convertible securities, or other rights or agreements or commitments of any character obligating the Company or any shareholder to issue or sell any shares of the Company's capital stock or any securities convertible into or exchangeable or exercisable for, or otherwise evidencing a right to acquire, any shares of the Company's capital stock or other securities of any kind of the Company.

                (c) Agreement. The Company has corporate power and corporate authority to enter into this Agreement. This Agreement has been duly executed and delivered by the Company and constitutes the legal and binding obligation of the Company enforceable in accordance with its terms. No authorization, consent or approval of any third party is necessary for the execution of this Agreement by the Company or its consummation of the transactions contemplated hereby or the performance of its obligations hereunder.

           4. Shareholders' Agreement. Each of the Shareholders consents to the assignment by PCT to the Company of all of PCT's rights and obligations under the Shareholders Agreement, dated July 2, 1990, as amended, by and among PCT and the shareholders of PCT (the "Shareholders Agreement"). All references to PCT in the Shareholders Agreement are hereby replaced and shall hereafter be deemed to be references to the Company, and all Shareholders and the Company shall be bound by the Shareholders Agreement. An addendum to the foregoing effect will be added to the Shareholders Agreement. In addition, any Shareholder who is not concurrently a party to the Shareholders Agreement hereby agrees, by executing this Agreement, to become a party to and be bound by the Shareholders Agreement.

           5. Assignments, Binding Effect. This Agreement may not be assigned by any party hereto, nor may the performance of any of the duties hereunder be delegated by any party hereto, without the written consent of the other parties. This Agreement shall not be assignable by operation of law. This Agreement shall be binding upon and inure to the benefit of the respective parties and their executors, legal representatives, successors, assigns and heirs.

           6. Amendment and/or Modification. Neither this Agreement nor any term or provision hereof may be changed, waived, discharged, amended, modified or terminated orally, or in any manner other than by an instrument in writing signed by all of the parties hereto.

           7. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed to be an original but all of which shall constitute one agreement.

           8. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any of the covenants and agreements herein contained, or to exercise any option or right herein conferred, in any one or more instances, shall not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, but the same shall be and remain in full force and effect.

           9. Independent Counsel. The parties hereto acknowledge and agree that they have each had the opportunity to be represented in connection with this Agreement by independent counsel of their choice, and that they have read this Agreement or had the opportunity to have its contents fully explained to them by such counsel and are fully aware of the contents hereof and of its legal effect.

           10. Entire Agreement. This Agreement (and any attached exhibits and schedules) contains the entire agreement and understanding of the parties with respect to the PCT Share Exchange, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied herein or therein.

           11. Law. This Agreement shall be governed by, construed and enforced in accordance with the internal laws of the State of Washington, without giving effect to principles of conflict or choice of laws.

           IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the date first above written.

                                    COMPANY:

                                    PCT HOLDINGS, INC.

                                    By: /s/ DONALD A. WRIGHT
                                        -----------------------------
                                        Donald A. Wright, President

                                    SHAREHOLDERS:


                                    /s/ MELVIN B. HOELZLE
                                    ---------------------------------
                                    Melvin B. Hoelzle

                                    DAIN BOSWORTH INCORPORATED,
                                    CUSTODIAN FOR MEL HOELZLE IRA

                                    By:  /s/ P.H. COLBERT
                                       ------------------------------
                                       Its First Vice President

                                    SEATTLE-FIRST NATIONAL BANK,
                                    CUSTODIAN FOR ROGER P. VALLO, IRA


                                    By: /s/ PETER G. ACKER
                                       ------------------------------
                                       Its Vice President


                                    /s/ ROBERT M. SMITH, attorney-in-fact
                                    -------------------------------------
                                    Randy M. Smith


                                    /s/ ROBERT M. SMITH, attorney-in-fact
                                    -------------------------------------
                                    Linda H. Smith


                                    /s/ RICHARD N. SMITH
                                    ---------------------------------
                                    Richard N. Smith


                                    /s/ MAYUMI N. SMITH
                                    ---------------------------------
                                    Mayumi N. Smith


                                    /s/ ROBERT B. SMITH
                                    ---------------------------------
                                    Robert B. Smith

                                    /s/ ROBERT L. SMITH
                                    ---------------------------------
                                    Robert L. Smith


                                    /s/ DONALD A. WRIGHT
                                    ---------------------------------
                                    Donald A. Wright


                                    /s/ ARTHUR S. ROBINSON
                                    ---------------------------------
                                    Arthur S. Robinson

                                    LINCOLN TRUST COMPANY, CUSTODIAN
                                    FBO DONALD COTTON


                                    By:         /s/
                                       ------------------------------
                                       Its_________________________

                                    SMITH BROTHERS PARTNERSHIP


                                    By:/s/ RICHARD SMITH
                                       ------------------------------
                                       Its__________________________


                                    /s/ RAYMOND F. CRERAND
                                    ---------------------------------
                                    Raymond F. Crerand


                                    /s/ DONALD B. COTTON
                                    ---------------------------------
                                    Donald B. Cotton

                                    DAIN BOSWORTH, INCORPORATED,
                                    CUSTODIAN FOR DONALD A. WRIGHT


                                    By:/s/ P.H. COLBERT
                                       ------------------------------
                                       Its First Vice President


                                    /s/ THOMAS H. ELZEY
                                    ---------------------------------
                                    Thomas H. Elzey


                                    /s/ JOHN J. FORD, JR.
                                    ---------------------------------
                                    John J. Ford, Jr.


                                    /s/ BENJAMIN C. HANSEN
                                    ---------------------------------
                                    Benjamin C. Hansen

                                    /s/ FLORENCE R. HANSEN
                                    ---------------------------------
                                    Florence R. Hansen

                                    RHUC TRUST


                                    By:/s/ MELVIN B. HOELZLE
                                       ------------------------------
                                       Melvin B. Hoelzle, Trustee


                                    /s/ MICHAEL A. SHERRY
                                    ---------------------------------
                                    Michael A. Sherry


                                    /s/ RICHARD SMITH
                                    ---------------------------------
                                    Richard Smith, Trustee for
                                    Mariko Smith


                                    /s/ RICHARD SMITH
                                    ---------------------------------
                                    Richard Smith, Trustee for
                                    Schuyler Smith


                                    /s/ DEBORAH K. ROBINSON
                                    ---------------------------------
                                    Deborah K. Robinson


                                    /s/ ALLEN W. DAHL
                                    ---------------------------------
                                    Allen W. Dahl


                                    /s/ RONALD E. MARSHALL
                                    ---------------------------------
                                    Ronald E. Marshall (JTWROS)


                                    /s/ PATRICIA A. MARSHALL
                                    ---------------------------------
                                    Patricia A. Marshall (JTWROS)


                                    /s/ EVABLANCHE ARMSON
                                    ---------------------------------
                                    Evablanche Armson


                                    /s/ GREGORY S. ROBINSON
                                    ---------------------------------
                                    Gregory S. Robinson (JTWROS)


                                    /s/ KIMBERLY A. ROBINSON
                                    ---------------------------------
                                    Kimberly A. Robinson (JTWROS)


                                    /s/ GLENN F. BERG
                                    ---------------------------------
                                    Glenn F. Berg

                                    /s/ JOHN M. EDER
                                    ---------------------------------
                                    John M. Eder


                                    /s/ DAVID HEARN
                                    ---------------------------------
                                    David Hearn


                                    /s/ PAUL J. SHLESSGER
                                    ---------------------------------
                                    Paul J. Shlessger (JTWROS)


                                    /s/ BERNICE G. SHLESSGER
                                    ---------------------------------
                                    Bernice G. Shlessger (JTWROS)


                                    /s/ KENNETH L. ANDERSEN
                                    ---------------------------------
                                    Kenneth L. Andersen


                                    /s/ L. BRIEN ELVINS
                                    ---------------------------------
                                    L. Brien Elvins (Co-Tenant)


                                    /s/ DEBORAH A. ELVINS
                                    ---------------------------------
                                    Deborah A. Elvins (Co-Tenant)


                                    /s/ WALTER C. SAND
                                    ---------------------------------
                                    Walter C. Sand (JTWROS)


                                    /s/ HAZEL R. SAND
                                    ---------------------------------
                                    Hazel R. Sand (JTWROS)


                                    /s/ HARRY F. JOHNSON
                                    ---------------------------------
                                    Harry F. Johnson (Joint-Tenant)


                                    /s/ GLORIA J. JOHNSON
                                    ---------------------------------
                                    Gloria J. Johnson (Joint-Tenant)


                                    /s/ MICHAEL A. HENDRICKSON
                                    ---------------------------------
                                    Michael A. Hendrickson

                                    /s/
                                    ---------------------------------
                                    Piper Jaffray as Custodian fbo
                                    Robert E. Wendel

                                    By /s/
                                      -------------------------------
                                      Its Managing Director


                                    /s/ ROGER P. VALLO
                                    ---------------------------------
                                    Roger P. Vallo

                            EXHIBITS
                            --------


                  THE EXHIBITS AND SCHEDULES ACCOMPANYING THIS
              AGREEMENT ARE IMMATERIAL AND THE FILING THEREOF HAS
                       BEEN OMITTED FROM THIS FORM 10-KSB